EXHIBIT 10.4
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                     SECURED PROMISSORY NOTE



$ 91,083,853.95                           Los Angeles, California
 Principal Amount                              September 13, 1996


          FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, SUN WORLD INTERNATIONAL, INC., a Delaware corporation and the successor by merger to Sun World International, Inc. and Sun World, Inc. ("Borrower"), hereby promises to pay to JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts mutual life insurance company, or registered assigns (collectively "Lender"), in lawful money of the United States of America, the principal sum of Ninety One Million Eighty Three Thousand Eight Hundred Fifty Three Dollars and Ninety Five Cents ($91,083,853.95), together with interest on the unpaid principal amount from the date hereof as specified below and at the place and in the manner provided in the Credit Agreement referred to below. Under certain circumstances, such Credit Agreement provides for the making of a Re advance. The Re Advance, if made, shall constitute a portion of the outstanding principal of the New Hancock Loan and of this Note, and Borrower's obligation to repay the Re Advance shall be evidenced by this Note.

          This Secured Promissory Note (the "Note") is the New Hancock Note referred to in that certain New Hancock Credit Agreement dated as of the Effective Date between Borrower and Lender (as modified and supplemented and in effect from time to time, the "Credit Agreement"). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Reference should be made to such Credit Agreement for additional provisions pertaining to this Note, the repayment or prepayment hereof, the principal amortization and interest due hereunder, the enforcement and administration hereof, and otherwise.

          Principal and interest due under this Note shall be paid and (when paid) applied in accordance with the Credit Agreement, including, without limitation, Sections 2.10 through 2.13 (inclusive) thereof. Subject to the Maximum Rate (as defined in the Credit Agreement), interest due hereunder shall accrue in accordance with Section 2.11 of the Credit Agreement at the Interest Rate or the Default Rate. The Interest Rate hereunder is ten and six tenths percent (10.6%) per annum, and the Default Rate is the greater of (i) twelve and six tenths percent (12.6%) per annum, and (ii) the sum of the Credit Agricole Prime Rate (as such term is defined in the Credit Agreement) plus four hundred (400) basis points.

          Upon any Event of Default as defined under the Credit Agreement or any other New Hancock Loan Document, as set forth in
Section 6.2 of the Credit Agreement either (i) Lender shall have the right, upon written notice to Borrower, to declare the entire, unpaid balance hereof, together with all accrued and unpaid interest hereon, immediately due and payable, whereupon such balance and interest shall be immediately due and payable, or (ii) such balance and interest shall automatically be immediately due and payable.

          Whenever the maturity of this Note has been accelerated automatically or by Lender or otherwise, a tender of the amount necessary to satisfy the entire indebtedness evidenced hereby, paid at any time following such acceleration and prior to a foreclosure or trustee's sale, shall include a Make Whole Amount. Furthermore, upon a purchase by any Person at a foreclosure sale or trustee's sale of any of the Collateral following such acceleration, the Lender hereof shall, to the extent permitted by Law, receive out of the proceeds of such sale as indebtedness due under this Note, in addition to all other amounts to which Lender is entitled, a Make Whole Amount.

          This Note is secured by the New Hancock Security Documents. Further reference is made to the Credit Agreement and to such New Hancock Security Documents for events or conditions upon the occurrence of which Lender will have the right to accelerate the maturity of this Note and require immediate payment of all outstanding principal and accrued and unpaid interest hereon. The rights and remedies of Lender as provided herein, in the New Hancock Loan Documents and otherwise by Law, shall be cumulative and concurrent, may be pursued singularly, successively or together at the sole and absolute discretion of Lender, and may be exercised as often as occasion therefor may arise.

          Borrower, any and all endorsers and guarantors hereof and all other Persons who may become liable for all or any part of the indebtedness evidenced by this Note hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delay in the collection or enforcement hereof, and further hereby agree that any waiver, modification, forbearance or extension of the terms of payment made by Lender at the request of any Person liable hereon shall not diminish or impair the liability of any of them for the payment hereof.

          Borrower shall pay any and all costs and expenses, including, without limitation, attorneys' fees, incurred by Lender in collecting amounts due hereunder or enforcing any of Lender's rights or remedies provided in this Note, the New Hancock Loan Documents or otherwise at Law, whether or not suit is filed thereon; and every amount of such cost or expenses shall bear interest from the date Lender incurs the same, at the Interest Rate or (if applicable) the Default Rate.

          THIS NOTE AND ANY OTHER NEW HANCOCK LOAN DOCUMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF CALIFORNIA (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS
OF LAW).

          BORROWER HEREBY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS IN THE STATE OF CALIFORNIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND THE OTHER NEW HANCOCK LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BORROWER AGREES THAT SUCH COURTS SHALL HAVE JURISDICTION FOR ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND ANY OTHER NEW HANCOCK LOAN DOCUMENT. BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE RESPECTIVE PARTY AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 7.1 OF THE CREDIT AGREEMENT IN ACCORDANCE WITH THE RULES OF THE COURT. NOTHING HEREIN SHALL ADVERSELY AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER OR THE COLLATERAL IN ANY OTHER JURISDICTION.

          BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS NOTE OR ANY OTHER NEW HANCOCK LOAN DOCUMENT OR INSTRUMENT ATTACHED HERETO OR THERETO, REFERRED TO HEREIN OR THEREIN, OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (ii) IN ANY WAY CONNECTED HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EACH PARTY TO THE CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY GOVERNMENTAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO THE WAIVER OF BORROWER'S RIGHTS TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE NEW HANCOCK LOAN TO BORROWER.

LENDER'S INITIALS:-------;         BORROWER'S INITIALS:---------.

          This Note is a registered note and, as provided in the Credit Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

          This Note, which replaces the Original Note, has been executed and delivered in connection with the restructuring of the Original Loan and the loan documentation related thereto, including, without limitation, the Original Credit Agreement, all pursuant to the Plan and the Final Order. Such restructuring is not intended to effect a novation of the obligations of the Borrower or any other obligors to Lender under the Original Loan, which obligations (as modified by the New Hancock Loan Documents) shall survive the execution and delivery of the New Hancock Loan Documents.

                              SUN WORLD INTERNATIONAL, INC., a
                              Delaware corporation


                              By:  /S/ Timothy J. Shaheen
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                              Title: Chief Executive Officer
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